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                                                                    Exhibit 23.2




                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Carbon Energy Corporation of our report dated March 1, 2000, accompanying the consolidated financial statements of Bonneville Fuels Corporation also incorporated by reference in such Registration Statements.

HEIN + ASSOCIATES LLP


Denver, Colorado
April 2, 2001

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